Exhibit 32.1
                                               (furnished as EDGAR Exhibit 99.3)

                        CERTIFICATION OF PERIODIC REPORT


     Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Patient Infosystems, Inc. (the "Company"), certifies that:

     (1) the Quarterly Report on Form 10-QSB/A of the Company for the quarterly period ended June 30, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated:November 3, 2003           /s/Roger L. Chaufournier
      ----------------           -----------------------------------------------
                                    Roger L. Chaufournier
                                    Chief Executive Officer


Dated:November 3, 2003           /s/Kent A. Tapper
      ----------------           -----------------------------------------------
                                    Kent A. Tapper
                                    Vice President, Financial Planning
                                    (principal accounting officer)

         This certification is made solely for the purpose of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.